SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 10, 2004

PEREGRINE SYSTEMS, INC.

(Exact name of the registrant as specified in its charter)

Delaware	000-22209	95-3773312
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3611 VALLEY CENTRE DRIVE, SAN DIEGO, CA		92130
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 481-5000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17  CFR 240.14d-2(b)).

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01  Other Events

As announced on November 4, 2004, Peregrine Systems, Inc. hosted a conference call on Wednesday, November 10, 2004, at 2:00 p.m. PST (5:00 p.m. EST) to provide a business update for investors, customers, partners and other stakeholders.  Peregrine management discussed its historical financials as well as strategic and organizational goals for the current fiscal year.  A copy of the press release is furnished as Exhibit 99.1 to this report.

The information in this report (including the exhibit) is furnished pursuant to Item 8.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The furnishing of this report is not intended to constitute a determination by the Company that the information is material or that the dissemination of the information is required by Regulation FD.

Item 9.01  Financial Statements and Exhibits

(c)  Exhibits

The following exhibit is furnished with this Form 8-K:

Exhibit No.	Description

99.1	Press Release, dated November 4, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 10, 2004	PEREGRINE SYSTEMS, INC.

	By:	/s/ Kenneth J. Saunders
Kenneth J. Saunders
Executive Vice President and
Chief Financial Officer